Spectrum Low Volatility Fund

Investor Class Shares SVARX

PROSPECTUS

January 10, 2014

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at www.spectrumlowvolatilityfund.com/funddocuments. You can also get this information at no cost by calling 1-866-862-9686, emailing OrderSpectrum@geminifund.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information dated December 15, 2013 are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

Adviser: Advisors Preferred, LLC 1445 Research Boulevard, Ste. 530 Rockville, MD 20850	Sub-Adviser: FINANCIAL INC. "Transforming the way you invest" 2940 N. Lynnhaven Rd. Suite 200 Virginia Beach, VA 23452

Investment Objective:  Total return with lower downside volatility and risk compared to major stock market indices.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		2.15%
Other Expenses (1)		0.50%
Shareholder Service Expenses	0.15%
Remaining Other Expenses	0.35%
Acquired Fund Fees and Expenses (2)		0.30%
Total Annual Fund Operating Expenses		2.95%

(1)

Other Expenses are estimated for the current fiscal year.

(2)

Acquired Fund Fees and Expenses are estimated for the current fiscal year.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not Acquired Fund Fees and Expenses which are the indirect costs of investing in other investment companies.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years
$298	$913

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.

Principal Investment Strategies:  The Fund's adviser delegates execution of the Fund's investment strategy to a sub-adviser.  The sub-adviser uses a flexible investment approach to seek total return from capital appreciation and income from interest payments while managing downside volatility and risk.  Low volatility in the Fund's name refers to the sub-adviser's strategy of attempting to limit the Fund's investment losses such that they will be less than 40% of the S&P 500 Index losses over any 12-month period when the stock market is trending lower.  However, the sub-adviser will not attempt to constrain the Fund's upside volatility in rising markets.  During favorable market conditions (when the sub-adviser believes security prices will be stable or rising) the sub-adviser leverages the Fund's investment portfolio through swap contracts and/or borrowing to invest in more securities.  During unfavorable market conditions the sub-adviser emphasizes capital preservation by increasing the Fund's allocation to cash equivalents and reducing leverage.

The Fund invests in a diversified portfolio of primarily income-producing fixed income securities.  The sub-adviser does not select individual bonds or other fixed income securities but instead, invests the Fund's assets in open-end investment companies ("mutual funds") and exchange-traded funds ("ETFs") that each invest primarily in fixed rate or floating rate fixed income securities.  The Fund invests without restriction as to issuer type, country, capitalization, credit quality or maturity of individual securities held by the mutual funds and ETFs in which it invests.  The mutual funds and ETFs may invest in foreign countries including emerging markets.  When the sub-adviser believes market conditions for lower-quality debt are favorable, the Fund will primarily invest in mutual funds and ETFs that invest in income-producing high-yield fixed income securities commonly known as "junk" bonds.  The Fund defines junk bonds as those rated lower than Baa3 by Moody's Investors Service ("Moody's") or lower than BBB- by Standard and Poor's Rating Group ("S&P"), or, if unrated, determined by the sub-adviser to be of similar credit quality.  The sub-adviser selects mutual funds and ETFs that have high "Volatility Adjusted Returns" ("VAR") and low risk (defined as return volatility).  The sub-adviser also considers mutual fund and ETF fees, management experience and liquidity.  The sub-adviser selects swap counterparties it believes to be credit worthy and does not invest more than 25% of Fund assets in swap contracts with any one counterparty.

By focusing on market conditions and VAR, the sub-adviser believes the Fund should maintain returns with lower downside volatility and risk compared to major stock market indices.  The sub-adviser sells securities, and reduces swap positions and borrowing, when it believes market conditions have become unfavorable or when more attractive investments are available.  Additionally, the sub-adviser may employ a long/short strategy through inverse ETFs and swaps to reduce market risk, to negate recessionary credit risk or interest rate risk. The long/short strategy seeks to enhance returns by taking short positions in sectors the sub-adviser believes are less attractive while maintaining long positions in sectors the sub-adviser believes are more attractive.  The sub-adviser may engage in frequent trading to achieve the Fund's investment objective, which may result in turnover in excess of 100%.

The sub-adviser believes the consistency of its execution of both its investment strategy and its risk management strategy is reflected in the following biblical quote.

"Steady plodding brings prosperity; hasty speculation brings poverty."
(Proverbs 21:5, Living Bible)

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  The Fund is not intended to be a complete investment program.  Many factors affect the Fund's net asset value and performance.  The following risks apply to the Fund directly and indirectly through the Fund's investment in mutual funds and ETFs.

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Bond Risk:  Typically, a rise in interest rates causes a decline in the value of bonds.  The credit quality of securities may be lowered if an issuer's financial condition deteriorates and issuers may default on their interest and or principal payments.

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Derivatives Risk:  Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace.  Over the counter swaps are subject to counterparty default.  Leverage inherent in derivatives will tend to magnify the Fund's losses.

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Emerging Market Risk:  Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights.  Emerging market securities also tend to be less liquid.

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Foreign Investment Risk: Foreign investments may be riskier than U.S. investments for many reasons, such as changes in currency exchange rates and unstable political, social and economic conditions.

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Junk Bond Risk:  Lower-quality fixed income securities, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default.  These securities are considered speculative.  Defaulted securities or those subject to a reorganization proceeding may become worthless and are illiquid.

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Leverage Risk:  Borrowing magnifies the potential for losses and exposes the Fund to interest expenses on money borrowed.  Derivatives also magnify losses because they require only a small investment relative to their notional amount.

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Limited History of Operations:  The Fund is a new mutual fund and has a limited history of operation and the sub-adviser has not previously managed a mutual fund.

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Management Risk:  The sub-adviser's reliance on its strategies and judgments about the attractiveness, value and potential appreciation of particular assets may prove to be incorrect and may not produce the desired results.

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Market Risk:  Overall investment market risks affect the value of the Fund.  Factors such as economic growth and market conditions, interest rate levels, and political events affect the US and international investment markets.

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Mutual Fund and ETF Risk:  Mutual funds and ETFs involve duplication of investment advisory fees and certain other expenses.  ETFs are subject to brokerage and other trading costs, which could result in greater expenses to the Fund.

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Short Position Risk:  The Fund's short swap positions may result in a loss if the price of the short position instruments rise.  In contrast to long positions, the potential loss on the Fund's short swap positions is unlimited.  Inverse ETFs will limit the Fund's participation in market wide gains.

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Small and Medium Capitalization Risk:  The value of small or medium capitalization company securities may be subject to more abrupt or erratic market movements than larger, more established companies or the market averages in general.

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Turnover Risk:  A higher portfolio turnover may result in higher transactional and brokerage costs.  The Fund's portfolio turnover rate is expected to be above 100% annually.

Performance:  Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time.  In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost by visitingwww.spectrumlowvolatilityfund.com or by calling 1-866-862-9686.

Investment Adviser:

Advisors Preferred LLC.

Sub-Adviser:

Spectrum Financial Inc.

Sub-Adviser Portfolio Manager:  Ralph Doudera, Chief Executive Officer of the sub-adviser, has served the Fund as its portfolio manager since it commenced operations in 2013.

Purchase and Sale of Fund Shares:  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request or by telephone.  The minimum initial investment in the Fund is $1,000.  The minimum subsequent investment in the Fund is $500.  The Fund, adviser or sub-adviser may waive any investment minimum.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.  However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.